                                       KBL HEALTHCARE ACQUISITION CORP. II
                                  (A CORPORATION IN THE DEVELOPMENT STAGE)

                                                    FINANCIAL STATEMENTS
     FOR THE PERIODS FROM DECEMBER 9, 2004 (INCEPTION) TO APRIL 27, 2005
                   AND DECEMBER 9, 2004 (INCEPTION) TO DECEMBER 31, 2004

                                       KBL HEALTHCARE ACQUISITION CORP. II
                                  (A CORPORATION IN THE DEVELOPMENT STAGE)

     REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM             3

     FINANCIAL STATEMENTS

                      Balance Sheets                                     4
                      Statements of Operations                           5
                      Statements of Stockholders' Equity                 6
                      Statements of Cash Flows                           7

      NOTES TO FINANCIAL STATEMENTS                                   8-11

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors
KBL Healthcare Acquisition Corp. II

We have audited the accompanying balance sheets of KBL Healthcare Acquisition
Corp. II (a corporation in the development stage) as of April 27, 2005 and
December 31, 2004, and the related statements of operations, stockholders'
equity and cash flows for the periods from December 9, 2004 (inception) to April
27, 2005, January 1, 2005 to April 27, 2005 and December 9, 2004 (inception) to
December 31, 2004. These financial statements are the responsibility of the
Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company
Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of KBL Healthcare Acquisition
Corp. II as of April 27, 2005 and December 31, 2004, and the results of its operations and its cash flows for the periods from December 9, 2004 (inception)
to April 27, 2005, January 1, 2005 to April 27, 2005 and December 9, 2004
(inception) to December 31, 2004 in conformity with United States generally accepted accounting principles.

/s/ Goldstein Golub Kessler LLP

Goldstein Golub Kessler LLP
New York, New York

April 27, 2005

                                       -3-

                                           KBL HEALTHCARE ACQUISITION CORP. II
                                      (A CORPORATION IN THE DEVELOPMENT STAGE)

                                                                BALANCE SHEETS

==============================================================================

                                                                 April 27,           December 31,
                                                                   2005                  2004
----------------------------------------------------------------------------------------------------------------

ASSETS
Current assets:

     Cash                                                     $  1,467,685             $           --
     Cash held in Trust Fund (Note 1)                           42,400,000                         --
     Prepaid expenses                                              139,995                         --
                                                              ------------             --------------
Total current assets                                            44,007,680                         --
     Deferred offering costs                                            --                     25,000
                                                              ------------             --------------
Total assets                                                  $ 44,007,680             $       25,000
                                                              ============             ==============

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
     Accounts payable and accrued expenses (Note 3)           $    224,231             $          939
     Notes payable, stockholder (Note 4)                           100,000                         --
                                                              ------------             --------------
          Total current liabilities                                324,231                        939
                                                              ------------             --------------

Common stock, subject to possible conversion,
    1,599,200 shares at conversion value                         8,475,760                         --
                                                              ------------             --------------

Commitment (Note 5)

Stockholders' equity (Notes 1, 2, 6 and 7)
     Preferred stock, $.0001 par value, Authorized
          1,000,000 shares; none issued
     Common stock, $.0001 par value
          Authorized 35,000,000 shares
          Issued and outstanding 10,000,000 shares
               (which includes 1,599,200 subject to
               possible conversion) and
               2,000,000, respectively                                1,000                      200
     Additional paid-in capital                                  35,217,169                   24,800
     Deficit accumulated during development stage                   (10,480)                    (939)
                                                               ------------             ------------

          Total stockholders' equity                             35,207,689                   24,061
                                                               ------------             ------------
Total liabilities and stockholders' equity                     $ 44,007,680             $     25,000
                                                               ============             ============

                       See Notes to Financial Statements.

                                      -4-

                                        KBL HEALTHCARE ACQUISITION CORP. II
                                   (A CORPORATION IN THE DEVELOPMENT STAGE)

                                                   STATEMENTS OF OPERATIONS

==============================================================================

                                                                 Period from               Period from          Period from
                                                                December 9, 2004        January 1, 2005       December 9, 2004
                                                                (inception) to                 to               (inception) to
                                                               April 27, 2005            April 27, 2005        December 31, 2004

---------------------------------------------------------------------------------------------------------------------------------

Formation and operating costs                              $          (10,480)         $        (9,541)     $               (939)
                                                           ------------------          ---------------      --------------------

Net loss for the period                                    $          (10,480)         $        (9,541)     $               (939)
                                                           ==================          ===============      ====================

Weighted average shares outstanding                                 2,057,554                2,068,996                 2,000,000
                                                           ==================          ===============      ====================

Net loss per share basic and diluted                       $             (.01)         $          (.00)     $               (.00)
                                                           ==================          ===============      ====================

                       See Notes to Financial Statements.

                                       -5-

                                         KBL HEALTHCARE ACQUISITION CORP. II
                                    (A CORPORATION IN THE DEVELOPMENT STAGE)

                                          STATEMENTS OF STOCKHOLDERS' EQUITY
============================================================================

                                                     Common Stock               Additional   Deficit accumulated
                                                     ------------                Paid-In        during the
                                                 Shares       Amount             Capital     development stage       Total
------------------------------------------------------------------------------------------------------------------------------------

Issuance of stock to initial stockholders
   at $.0125 per share (Note 7)                 2,000,000   $  200             $    24,800        $     ---        $    25,000

Net loss for the period                           ----          ---                   ---              (939)              (939)

------------------------------------------------------------------------------------------------------------------------------------
Balance, December 31, 2004                      2,000,000      200                  24,800             (939)            24,061

Sale of 8,000,000 units, net of underwriters'
   discount and offering expenses (includes
   1,599,200 shares subject to possible
   conversion)                                  8,000,000      800              43,668,029              ---         43,668,829

Proceeds subject to possible conversion of
    1,599,200 shares                               ---         ---              (8,475,760)             ---         (8,475,760)

Proceeds from issuance of option                   ---         ---                     100              ---                100

Net loss for the period                            ----        ---                    ----           (9,541)            (9,541)

------------------------------------------------------------------------------------------------------------------------------------
Balance, April 27, 2005                        10,000,000   $1,000             $35,217,169        $ (10,480)       $35,207,689
                                               ==========   ======             ===========        =========        ===========

                       See Notes to Financial Statements.

                                       -6-

                                          KBL HEALTHCARE ACQUISITION CORP. II
                                     (A CORPORATION IN THE DEVELOPMENT STAGE)

                                                     STATEMENTS OF CASH FLOWS
=============================================================================

                                                                                  Period from      Period from       Period from
                                                                               December 9, 2004  January 1, 2005   December 9, 2004
                                                                                 (inception) to         to          (inception) to
                                                                                 April 27, 2005    April 27, 2005  December 31, 2004

------------------------------------------------------------------------------------------------------------------------------------

CASH FLOWS FROM OPERATING ACTIVITIES
       Net loss                                                                $      (10,480)    $       (9,541)    $       (939)
       Adjustments to reconcile net loss to net
         cash used in operating activities:
         Increase in prepaid expenses                                                (139,995)          (139,995)              --
         Increase in accounts payable and accrued expenses                            136,386            135,447              939
                                                                               --------------         ----------          -------

Net cash used in operating activities                                                 (14,089)           (14,089)               --
                                                                               --------------         ----------          -------

CASH FLOWS FROM INVESTING ACTIVITIES

     Cash held in Trust Fund                                                      (42,400,000)       (42,400,000)              --
                                                                               --------------        -----------          -------
           Net cash used in investing activities                                  (42,400,000)       (42,400,000)              --
                                                                               --------------       ------------          -------

CASH FLOWS FROM FINANCING ACTIVITIES

     Gross proceeds                                                                48,000,000         48,000,000               --
     Proceeds from notes payable, stockholders                                        100,000            100,000               --
     Proceeds from sale of shares of common stock                                      25,000                              25,000
     Proceeds from issuance of option                                                     100                100               --
     Payment of costs of public offering                                           (4,243,326)        (4,218,326)         (25,000)
                                                                               --------------       ------------          -------

           Net cash provided by financing activities                               43,881,774         43,881,774               --
                                                                               --------------       ------------          -------

Net increase in cash and cash at end of the period                             $    1,467,685      $   1,467,685          $    --
                                                                               ==============      =============         ========
Non-cash financing activity:
     Accrual of offering costs                                                 $       87,845      $      87,845          $    --
                                                                               ==============      =============         ========

                        See Notes to Financial Statements

                                      -7-

                                        KBL HEALTHCARE ACQUISITION CORP. II
                                   (A CORPORATION IN THE DEVELOPMENT STAGE)

                                              NOTES TO FINANCIAL STATEMENTS

==============================================================================

1.      ORGANIZATION,              KBL Healthcare Acquisition Corp. II (the
        BUSINESS                   "Company") was incorporated in Delaware on
        OPERATIONS AND             December 9, 2004 as a blank check company
        SIGNIFICANT                whose objective is to acquire an operating
        ACCOUNTING POLICIES        business in the healthcare industry. The
                                   Company's initial stockholders purchased
                                   2,000,000 shares of common stock, $.0001 par
                                   value, for $25,000 on December 9, 2004 (See
                                   Note 7).

                                   All activity from December 9, 2004
                                   (inception) through April 27, 2005 relates to
                                   the Company's formation and initial public
                                   offering described below. The Company has
                                   selected December 31 as its fiscal year-end.

                                   The registration statement for the Company's
                                   initial public offering ("Offering") was
                                   declared effective April 21 2005. The Company
                                   consummated the offering on April 27, 2005
                                   and received net proceeds of approximately
                                   $43,669,000 (Note 2). The Company's
                                   management has broad discretion with respect
                                   to the specific application of the net
                                   proceeds of this Offering, although
                                   substantially all of the net proceeds of this
                                   Offering are intended to be generally applied
                                   toward consummating a business combination
                                   with an operating business in the healthcare
                                   industry ("Business Combination").
                                   Furthermore, there is no assurance that the
                                   Company will be able to successfully effect a
                                   Business Combination. An amount of
                                   $42,400,000 of the net proceeds is being held
                                   in an interest-bearing trust account ("Trust
                                   Account") until the earlier of (i) the
                                   consummation of a Business Combination or
                                   (ii) liquidation of the Company. Under the
                                   agreement governing the Trust Account, funds
                                   will only be invested in United States
                                   government securities (Treasury Bills) with a
                                   maturity of 180 days or less. The remaining
                                   net proceeds (not held in the Trust Account)
                                   may be used to pay for business, legal and
                                   accounting due diligence on prospective
                                   acquisitions and continuing general and
                                   administrative expenses.

                                   The Company, after signing a definitive
                                   agreement for the acquisition of a target
                                   business, will submit such transaction for
                                   stockholder approval. In the event that
                                   stockholders owning 20% or more of the shares
                                   sold in the Offering vote against the
                                   Business Combination and exercise their
                                   conversion rights described below, the
                                   Business Combination will not be consummated.

                                       -8-

                                        KBL HEALTHCARE ACQUISITION CORP. II
                                   (A CORPORATION IN THE DEVELOPMENT STAGE)

                                              NOTES TO FINANCIAL STATEMENTS

==============================================================================

                                   All of the Company's stockholders prior to
                                   the Offering, including all of the officers
                                   and directors of the Company ("Initial
                                   Stockholders"), have agreed to vote their
                                   2,000,000 founding shares of common stock in
                                   accordance with the vote of the majority in
                                   interest of all other stockholders of the
                                   Company ("Public Stockholders") with respect
                                   to any Business Combination. After
                                   consummation of a Business Combination, these
                                   voting safeguards will no longer be
                                   applicable.

                                   With respect to a Business Combination which
                                   is approved and consummated, any Public
                                   Stockholder who voted against the Business
                                   Combination may demand that the Company
                                   convert his shares. The per share conversion
                                   price will equal the amount in the Trust
                                   Account, calculated as of two business days
                                   prior to the consummation of the proposed
                                   Business Combination, divided by the number
                                   of shares of common stock held by Public
                                   Stockholders at the consummation of the
                                   Proposed Offering. Accordingly, Public
                                   Stockholders holding 19.99% of the aggregate
                                   number of shares owned by all Public
                                   Stockholders may seek conversion of their
                                   shares in the event of a Business
                                   Combination. Such Public Stockholders are
                                   entitled to receive their per share interest
                                   in the Trust Account computed without regard
                                   to the shares held by Initial Stockholders.
                                   Accordingly, a portion of the net proceeds
                                   from the offering (19.99% of the amount held
                                   in the Trust Account) has been classified as
                                   common stock subject to possible conversion
                                   in the accompanying April 27, 2005 balance
                                   sheet.

                                   The Company's Amended and Restated
                                   Certificate of Incorporation provides for
                                   mandatory liquidation of the Company in the
                                   event that the Company does not consummate a
                                   Business Combination within 18 months from
                                   the date of the consummation of the Offering,
                                   or 24 months from the consummation of the
                                   Offering if certain extension criteria have
                                   been satisfied. In the event of liquidation,
                                   it is likely that the per share value of the
                                   residual assets remaining available for
                                   distribution (including Trust Account assets)
                                   will be less than the initial public offering
                                   price per share in the Offering due to costs
                                   related to the Offering and since no value
                                   would be attributed to the Warrants contained
                                   in the Units sold (Note 2).

                                   Deferred income taxes are provided for the
                                   differences between the bases of assets and
                                   liabilities for financial reporting and
                                   income tax purposes. A valuation allowance is
                                   established when necessary to reduce deferred
                                   tax assets to the amount expected to be
                                   realized.

                                   The Company recorded a deferred income tax
                                   asset for the tax effect of net operating
                                   loss carryforwards and temporary differences,
                                   aggregating approximately $3,560 and $320 at
                                   April 27, 2005 and December 31,

                                       -9-

                                        KBL HEALTHCARE ACQUISITION CORP. II
                                   (A CORPORATION IN THE DEVELOPMENT STAGE)

                                              NOTES TO FINANCIAL STATEMENTS

==============================================================================

                                   2004, respectively. In recognition of the
                                   uncertainty regarding the ultimate amount of
                                   income tax benefits to be derived, the
                                   Company has recorded a full valuation
                                   allowance at April 27, 2005 and December 31,
                                   2004, respectively.

                                   The effective tax rate differs from the
                                   statutory rate of 34% due to the increase in
                                   the valuation allowance.

                                   Loss per share is computed by dividing net
                                   loss by the weighted-average number of shares
                                   of common stock outstanding during the
                                   period.

                                   The preparation of financial statements in
                                   conformity with accounting principles
                                   generally accepted in the United States of
                                   America requires management to make estimates
                                   and assumptions that affect the reported
                                   amounts of assets and liabilities at the date
                                   of the financial statements and the reported
                                   amounts of expenses during the reporting
                                   period. Actual results could differ from
                                   those estimates.

                                   Management does not believe that any recently
                                   issued, but not yet effective, accounting
                                   standards if currently adopted would have a
                                   material effect on the accompanying financial
                                   statements.

2.      INITIAL PUBLIC OFFERING    On April 27, 2005, the Company sold 8,000,000
                                   units ("Units") in the Offering. Each Unit
                                   consists of one share of the Company's common
                                   stock, $.0001 par value, and two Redeemable
                                   Common Stock Purchase Warrants ("Warrants").
                                   Each Warrant entitles the holder to purchase
                                   from the Company one share of common stock at
                                   an exercise price of $5.00 commencing the
                                   later of the completion of a Business
                                   Combination or one year from the effective
                                   date of the Offering and expiring four years
                                   from the effective date of the Offering. The
                                   Warrants will be redeemable, upon prior
                                   written consent of EarlyBirdCapital, Inc., at
                                   a price of $.01 per Warrant upon 30 days'
                                   notice after the Warrants become exercisable,
                                   only in the event that the last sale price of
                                   the common stock is at least $8.50 per share
                                   for any 20 trading days within a 30 trading
                                   day period ending on the third day prior to
                                   the date on which notice of redemption is
                                   given. In connection with this Offering, the
                                   Company issued an option, for $100, to the
                                   representative of the underwriters to
                                   purchase 400,000 Units at an exercise price
                                   of $7.50 per Unit. In addition, the warrants
                                   underlying such Units are exercisable at
                                   $6.25 per share.

3.      ACCOUNTS PAYABLE           Accounts payable and accrued expenses
        AND ACCRUED                consists of:
        EXPENSES:

                                                          April 27, 2005   December 31, 2004
                                                          --------------   -----------------

                                   Accrued insurance        $ 110,000             $  --
                                   Accrued offering costs      87,845                --
                                   Accrued subscription        16,995                --
                                   Other                        9,391               939
                                                            ---------             -----
                                                            $ 224,231             $ 939
                                                            =========             =====

4.      NOTES PAYABLE,             The Company issued an aggregate of $100,000
        STOCKHOLDER                unsecured promissory notes to an Initial
                                   Stockholder, who is also an officer, in
                                   January and March 2005. The notes are non
                                   interest-bearing and will be paid

                                      -10-

                                        KBL HEALTHCARE ACQUISITION CORP. II
                                   (A CORPORATION IN THE DEVELOPMENT STAGE)

                                              NOTES TO FINANCIAL STATEMENTS

==============================================================================

                                   following the consummation of the Offering
                                   from the net proceeds of such Offering.

5.      COMMITMENT                 The Company presently occupies office space
                                   provided by an affiliate of three Initial
                                   Stockholders, who are also officers. Such
                                   affiliate has agreed that, until the
                                   acquisition of a target business by the
                                   Company, it will make such office space, as
                                   well as certain office and secretarial
                                   services, available to the Company, as may be
                                   required by the Company from time to time.
                                   The Company has agreed to pay such affiliate
                                   $7,500 per month for such services commencing
                                   on the effective date of the Offering. The
                                   statement of operations for the period ended
                                   April 27, 2005 includes $1,750 related to
                                   this agreement.

6.      PREFERRED STOCK            The Company is authorized to issue 1,000,000
                                   shares of preferred stock with such
                                   designations, voting and other rights and
                                   preferences as may be determined from time to
                                   time by the Board of Directors.

7.      COMMON STOCK               Effective January 26, 2005 and March 24,
                                   2005, the Company's Board of Directors
                                   authorized a stock dividend of 0.428571
                                   shares of common stock and 0.6 shares of
                                   common stock, respectively, for each
                                   outstanding share of common stock. On
                                   February 8, 2005, the Company's Board of
                                   Directors approved an amendment to the
                                   Company's Amended and Restated Certificate of
                                   Incorporation to increase the number of
                                   authorized shares of common stock from
                                   15,000,000 to 30,000,000 shares of common
                                   stock. In addition, on March 24, 2005 the
                                   Company's certificate of incorporation was
                                   amended to increase the authorized shares of
                                   common stock to 35,000,000 shares. All
                                   references in the accompanying financial
                                   statements to the number of shares of common
                                   stock have been retroactively restated to
                                   reflect these transactions.

                                   At April 27, 2005, 17,200,000 shares of
                                   common stock were reserved for issuance upon
                                   exercise of redeemable warrants and
                                   underwriters' unit purchase option.

                                      -11-